Real Estate	12 Months Ended
Jun. 30, 2025
Real Estate [Abstract]
Real Estate

9. Real Estate

In January 2023, MBTS completed the purchase of certain land parcels in Mississippi and Florida. MBTS completed its third purchase, a land parcel in Florida, in March 2025. Contemporaneously with the land purchases, MBTS entered into commercial lease agreements, as a lessor, in respect to the land parcels and build-to-suit improvements to be constructed thereon. The leases will commence upon substantial completion of the build-to-suit developments. The Company intends to sell the land and improvements with the attached leases at, or subsequent to, the respective lease commencement date.

During the years ended June 30, 2025 and 2024, the Company capitalized costs of $3.4 million and $8.5 million, respectively, within real estate assets, net on its condensed consolidated balance sheet, representing the development and construction costs directly identifiable with the real estate projects.

On June 18, 2024, MBTS sold one of its developments for consideration totaling $7.8 million. At closing in 2024, real estate development was not complete for this project. There were two performance obligations identified for this transaction. The first performance obligation related to real estate development activities completed at the closing of the property sale where the transfer of title occurred for which the Company recognized $6.6 million of revenue in 2024. The second performance obligation related to the remaining construction activities to be completed over time after title transferred. At closing, MBTS funded two escrow accounts for construction completion. During the year-ended June 30, 2025, the performance obligation was satisfied, the related escrow accounts were released, and the remaining revenue associated with this sale of $1.2 million was recognized.

In December 2024, a second development was completed and the lease commenced. Upon completion, the Company began to depreciate the asset over its expected useful life of 39 years. During the year ended June 30, 2025, the Company recognized depreciation expense totaling approximately $0.1 million in connection with the asset.

The lease is through December 2034 and contains two five-year extensions. For the year ended June 30, 2025, lease income relating to lease payments was $0.3 million.

The following table summarizes the base rents for the remaining lease term:

(in thousands)	June 30, 2025
For the year ending December 31, 2025	$253
For the year ending December 31, 2026	516
For the year ending December 31, 2027	526
For the year ending December 31, 2028	537
Thereafter	3,454
Total base rent	$5,286